UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(D) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  February 12, 2008

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Third Avenue Burlington, Massachusetts

01803

(Address of principal executive offices)

(Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

                        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 12, 2008, the Board of Directors of Acme Packet, Inc. (the “Company”) granted stock option awards and restricted stock unit awards to certain of its named executive officers pursuant to the Company’s 2006 Equity Incentive Plan as follows:

Officer	Stock Option Award	Restricted Stock Unit Award
		Time-Based Shares	Performance-Based Shares

Andrew Ory, President and Chief Executive Officer	30,000 shares	12,500 shares	12,500 shares

Patrick MeLampy, Chief Operating Officer	20,000 shares	10,000 shares	10,000 shares

Dino Di Palma, Vice President of Sales and Business Development	15,000 shares	7,500 shares	7,500 shares

Seamus Hourihan, Vice President Marketing and Product Development	15,000 shares	7,500 shares	7,500 shares

Erin Medeiros, Vice President Professional Development	12,500 shares	5,000 shares	5,000 shares

                                                The shares underlying each stock option award will vest as follows: twenty-five percent (25%) of the shares will vest on February 12, 2009 and the balance of the shares will vest in equal quarterly installments on the first day of each calendar quarter beginning on April 1, 2009, and ending on January 1, 2012, except that the January 1, 2012 vesting shall be delayed until February 12, 2012.  If, before the stock options have vested, there is a sale of the Company and the holder of the stock options experiences any adverse change in authority, duty or responsibility, terminates his or her employment following a relocation of the Company’s principal place of business by more than 50 miles, or is terminated without cause, then fifty percent (50%) of the then unvested stock options shall vest.  Each stock option award has a seven-year term.

                                                The restricted stock unit awards contain time-based vesting and performance-based vesting criteria.  The time-based restricted stock units will vest in three equal annual installments, commencing on January 1, 2009 and becoming fully vested on January 1, 2011.  The performance-based restricted stock units will vest if and only if certain Company growth rates are met by December 31, 2009, as determined by the Company’s board of directors, and the recipient remains associated with the Company at the time such determination is made.  If, before the restrictions have been terminated or lapsed, there is a sale of the Company and the holder of the restricted stock units experiences any adverse change in authority, duty or responsibility, terminates his or her employment following a relocation of the Company’s principal place of business by more than 50 miles, or is terminated without cause, then fifty percent (50%) of the then unvested restricted stock units shall vest.  The holder of the restricted stock unit award will not be entitled to any dividends with respect to the shares of the Company’s common stock underlying the restricted stock units.

SIGNATURES

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 19, 2008

Acme Packet, Inc.

By:	/s/ Keith Seidman
Name: Keith Seidman
Title: Chief Financial Officer